WASHINGTON NATIONAL INSURANCE COMPANY

Annual Report
to Contract Owners

December 31, 2009

Separate Account 1 of Washington National Insurance Company

ANNUAL REPORT TO CONTRACT OWNERS
Table of Contents

December 31, 2009

SEPARATE ACCOUNT 1 OF WASHINGTON NATIONAL INSURANCE COMPANY
Statement of Assets and Liabilities

December 31, 2009

	SHARES	COST	VALUE

Assets:
Investments in portfolio shares, at net asset value (Note 2) Scudder Variable Series I:
Bond Portfolio	151,489.2	$988,650	$839,250
Capital Growth Portfolio	268,346.6	4,434,940	4,543,108
Growth and Income Portfolio	25,201.3	204,767	169,101
Money Market Portfolio	14,987.6	14,988	14,988

Net assets			$5,566,447

	UNITS	UNIT VALUE	TOTAL VALUE OF UNITS

Net assets attributable to:
Contract owners’ deferred annuity reserves:
Scudder Variable Series I:
Bond Portfolio	232,075.2	$3.616285	$839,250
Capital Growth Portfolio	724,235.6	6.272970	4,543,108
Growth and Income Portfolio	123,252.3	1.371991	169,101
Money Market Portfolio	6,154.6	2.435252	14,988

Net assets			$5,566,447

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT 1 OF WASHINGTON NATIONAL INSURANCE COMPANY
Statement of Operations

For the Year Ended December 31, 2009

	SCUDDER VARIABLE SERIES I

	BOND	CAPITAL GROWTH	GROWTH AND INCOME	MONEY MARKET	TOTAL

Investment income (loss):
Income and dividends from investments in portfolio shares	$107,051	$79,855	$5,974	$61	$192,941
Expenses:
Mortality and expense risk fees	14,125	67,902	3,180	186	85,393

Net investment income (loss)	92,926	11,953	2,794	(125)	107,548

Net realized losses on investments in portfolio shares:
Net realized losses on sales of investments in portfolio shares	(133,288)	(987,138)	(59,118)	—	(1,179,544)

Net realized losses on investments in portfolio shares	(133,288)	(987,138)	(59,118)	—	(1,179,544)

Net change in unrealized appreciation of investments in portfolio shares	145,749	2,280,971	136,875	—	2,563,595

Net increase (decrease) in net assets from operations	$105,387	$1,305,786	$80,551	$(125)	$1,491,599

Statement of Changes in Net Assets

For the Year Ended December 31, 2009

	SCUDDER VARIABLE SERIES I

	BOND	CAPITAL GROWTH	GROWTH AND INCOME	MONEY MARKET	TOTAL

Changes from operations:
Net investment income (loss)	$92,926	$11,953	$2,794	$(125)	$107,548
Net realized losses on investments in portfolio shares	(133,288)	(987,138)	(59,118)	—	(1,179,544)
Net change in unrealized appreciation of investments in portfolio shares	145,749	2,280,971	136,875	—	2,563,595

Net increase (decrease) in net assets from operations	105,387	1,305,786	80,551	(125)	1,491,599

Changes from contract owners’ transactions:
Net contract purchase payments	2,397	29,292	583	—	32,272
Contract redemptions	(536,087)	(2,689,720)	(177,014)	(19)	(3,402,840)
Net transfers	(30,773)	(25,038)	—	—	(55,811)

Net decrease in net assets from contract owners’ transactions	(564,463)	(2,685,466)	(176,431)	(19)	(3,426,379)

Net decrease in net assets	(459,076)	(1,379,680)	(95,880)	(144)	(1,934,780)

Net assets, beginning of year	1,298,326	5,922,788	264,981	15,132	7,501,227

Net assets, end of year	$839,250	$4,543,108	$169,101	$14,988	$5,566,447

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT 1 OF WASHINGTON NATIONAL INSURANCE COMPANY
Statement of Changes in Net Assets

For the Year Ended December 31, 2008

	SCUDDER VARIABLE SERIES I

	BOND	CAPITAL GROWTH	GROWTH AND INCOME	MONEY MARKET	TOTAL

Changes from operations:
Net investment income (loss)	$82,336	$(7,264)	$3,611	$222	$78,905
Net realized gains (losses) on investments in portfolio shares	(17,515)	(1,008,644)	51,011	—	(975,148)
Net change in unrealized depreciation of investments in portfolio shares	(367,648)	(2,315,416)	(245,548)	—	(2,928,612)

Net increase (decrease) in net assets from operations	(302,827)	(3,331,324)	(190,926)	222	(3,824,855)

Changes from contract owners’ transactions:
Net contract purchase payments	11,906	74,606	1,544	—	88,056
Contract redemptions	(452,697)	(1,765,697)	(146,004)	(104)	(2,364,502)
Net transfers	28,119	(180,956)	—	—	(152,837)

Net decrease in net assets from contract owners’ transactions	(412,672)	(1,872,047)	(144,460)	(104)	(2,429,283)

Net increase (decrease) in net assets	(715,499)	(5,203,371)	(335,386)	118	(6,254,138)

Net assets, beginning of year	2,013,825	11,126,159	600,367	15,014	13,755,365

Net assets, end of year	$1,298,326	$5,922,788	$264,981	$15,132	$7,501,227

Unit Progression

For the Year Ended December 31, 2009

	SCUDDER VARIABLE SERIES I

	BOND	CAPITAL GROWTH	GROWTH AND INCOME	MONEY MARKET

Number of units, beginning of year	390,576.5	1,183,972.5	256,081.2	6,162.3
Units purchased	711.3	6,257.2	701.0	—
Units redeemed	(159,212.6)	(465,994.1)	(133,529.9)	(7.7)

Number of units, end of year	232,075.2	724,235.6	123,252.3	6,154.6

For the Year Ended December 31, 2008

	SCUDDER VARIABLE SERIES I

	BOND	CAPITAL GROWTH	GROWTH AND INCOME	MONEY MARKET

Number of units, beginning of year	498,356.3	1,473,201.5	353,749.1	6,205.3
Units purchased	27,273.1	36,606.6	9,138.2	—
Units redeemed	(135,052.9)	(325,835.6)	(106,806.1)	(43.0)

Number of units, end of year	390,576.5	1,183,972.5	256,081.2	6,162.3

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT 1 OF WASHINGTON NATIONAL INSURANCE COMPANY
Notes to Financial Statements

December 31, 2009

(1)	GENERAL
     The Separate Account 1 of Washington National Insurance Company (the “Account”) was established in 1982 as a segregated investment account for individual annuity contracts which are registered under the Securities Act of 1933. The Account is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a unit investment trust. The Account was originally registered with the U.S. Securities and Exchange Commission as a diversified open-end management investment company under the Act. Effective July 1, 1996, the Account was restructured into a single unit investment trust which invests solely in shares of the portfolios of Scudder Variable Series I (the “Fund”), a diversified open-end management investment company. The investment options available are the Bond, Capital Growth, Growth and Income and Money Market portfolios of the Fund.
     The operations of the Account are included in the operations of Washington National Insurance Company (the “Company”) pursuant to the provisions of the Illinois Insurance Code. The Company is an indirect wholly owned subsidiary of Conseco, Inc., a Delaware corporation (“Conseco”). Conseco is a publicly held specialized financial services holding company listed on the New York Stock Exchange.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENT VALUATION, TRANSACTIONS, AND INCOME
     Investments in portfolio shares are valued using the net asset value of the respective portfolios of the Scudder Variable Series Fund I at the end of each New York Stock Exchange business day. Investment share transactions are accounted for on a trade date basis (the date the order to purchase or redeem shares is executed). Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on ex-dividend date. The cost of investments in portfolio shares sold is determined on a first-in first-out basis. The Account does not hold any investments which are restricted as to resale.
     Net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract’s pro rata share of the assets of the Account as of the beginning of the valuation date.
FEDERAL INCOME TAXES
     No provision for federal income taxes has been made in the accompanying financial statements because the operations of the Account are included in the total operations of the Company, which is treated as a life insurance company for federal income tax purposes under the Internal Revenue Code. Net investment income and net realized gains (losses) are retained in the Account and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.
ANNUITY RESERVES
     Deferred annuity contract reserves are comprised of net contract purchase payments less redemptions and benefits. These reserves are adjusted daily for the net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments.
     Contracts in the payout period are transferred to the Company’s general account, and the mortality risk is fully borne by the Company.

(3)	PURCHASES AND SALES OF INVESTMENTS IN PORTFOLIO SHARES

     The aggregate cost of purchases of investments in portfolio shares for the year ended December 31, 2009 was $390,684 as shown in the table below.

PURCHASES	2009

SCUDDER VARIABLE SERIES I
Bond	$109,447
Capital Growth	274,317
Growth & Income	6,859
Money Market	61

Total	$390,684

     The aggregate proceeds from sales of investments in portfolio shares for the year ended December 31, 2009 was $3,709,506 as shown in the table below.

SALES	2009

SCUDDER VARIABLE SERIES I
Bond	$580,985
Capital Growth	2,947,830
Growth & Income	180,497
Money Market	194

Total	$3,709,506

(4)	DEDUCTIONS AND EXPENSES
     Although periodic retirement payments to contract owners vary according to the investment performance of the portfolios, such payments are not affected by expense or mortality experience because the Company assumes the mortality risk and the expense risk under the contracts.
     The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. Based on the actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets.
     The expense risk assumed by the Company is the risk that the deductions for financial accounting services may prove insufficient to cover the actual expenses.
     The Company deducts daily from the Account an annuity rate guarantee charge, which is equal on an annual basis to 0.80 percent of the daily value of the total investments of the Fund, for assuming the mortality risks. These fees totaled $59,404 for the year ended December 31, 2009.
     The Company deducts daily from the Account a financial accounting charge, which is equal on an annual basis to 0.35 percent of the daily value of the total investments of the Fund, for assuming the

SEPARATE ACCOUNT 1 OF WASHINGTON NATIONAL INSURANCE COMPANY
Notes to Financial Statements—Continued

December 31, 2009

expense risk. These fees are included in the mortality and expense risk fees in the Statement of Operations. These fees totaled $25,989 for the year ended December 31, 2009.
     An annual contract administrative charge of $30 is deducted from the accumulated value of each contract on the contract anniversary or on the date of surrender if it occurs between contract anniversaries. As of December 1, 2009, this fee increased to $100. This fee does not apply to contracts for individual retirement accounts, or to contracts which at the end of any contract anniversary have received at least $1,200 of payments and in which the accumulated value is at least $20,000. These fees are included in the contract redemptions in the Statements of Changes in Net Assets. These fees were $2,476 and $2,336 for the years ended December 31, 2009 and 2008, respectively.
     The Company deducts a contingent deferred sales charge of 6 percent on any amounts withdrawn which are in excess of 10 percent of the contract’s accumulated value on the date of the first withdrawal during the respective year, except that no such charge is made for withdrawals of purchase payments received 72 months prior to the date of withdrawal and no such charge is made if the withdrawal amount is applied to a settlement option after the contract has been in force for five years or if the contract contains life contingencies. These fees were $6,611 and $18,345 for the years ended December 31, 2009 and 2008, respectively. These fees are recorded as contract redemptions in the accompanying Statements of Changes in Net Assets.

(5)	FINANCIAL HIGHLIGHTS
     The total return is defined as the percentage change of unit values from the beginning of the period to the end of the period. The investment income ratio is the ratio of income (including dividends from investments in portfolio shares, but excluding capital gain distributions from investments in portfolio shares) to the average daily net assets.

		NET ASSETS		TOTAL RETURN (1)	INVESTMENT INCOME RATIO (2)	EXPENSES AS % OF NET ASSETS (3)

	UNITS	UNIT VALUE	(000s)

Bond
December 31, 2009	232,075	$3.62	$ 839	8.79%	8.72%	1.150%
December 31, 2008	390,577	$3.32	$1,298	-17.74%	5.87%	1.150%
December 31, 2007	498,356	$4.04	$2,014	2.97%	4.84%	1.150%
December 31, 2006	566,455	$3.92	$2,223	3.50%	3.91%	1.150%
December 31, 2005	671,615	$3.79	$2,547	1.41%	3.92%	1.150%
Capital Growth
December 31, 2009	724,236	$6.27	$4,543	25.40%	1.35%	1.150%
December 31, 2008	1,183,973	$5.00	$5,923	-33.76%	1.07%	1.150%
December 31, 2007	1,473,202	$7.55	$11,126	11.28%	0.63%	1.150%
December 31, 2006	1,789,579	$6.79	$12,145	7.27%	0.56%	1.150%
December 31, 2005	2,017,091	$6.33	$12,762	7.69%	0.99%	1.150%
Growth and Income
December 31, 2009	123,252	$1.37	$169	32.59%	2.16%	1.150%
December 31, 2008	256,081	$1.03	$265	-39.03%	2.00%	1.150%
December 31, 2007	353,749	$1.70	$600	0.18%	1.22%	1.150%
December 31, 2006	395,622	$1.69	$670	12.31%	0.97%	1.150%
December 31, 2005	462,652	$1.51	$698	4.84%	1.37%	1.150%
Money Market Portfolio
December 31, 2009	6,155	$2.44	$15	-0.83%	0.38%	1.150%
December 31, 2008	6,162	$2.46	$15	1.49%	2.52%	1.150%
December 31, 2007	6,205	$2.42	$15	3.79%	4.70%	1.150%
December 31, 2006	7,853	$2.33	$18	3.42%	4.36%	1.150%
December 31, 2005	7,897	$2.25	$18	1.53%	2.24%	1.150%

(1)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

(2)

These amounts represent the dividends, excluding distributions of long-term and short-term capital gains, received by the Account from the Fund, net of management fees assessed by the underlying fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the Fund in which the Account invests.

(3)

These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

SEPARATE ACCOUNT 1 OF WASHINGTON NATIONAL INSURANCE COMPANY
Notes to Financial Statements—Continued

December 31, 2009

(6)	FAIR VALUE MEASUREMENTS
     On January 1, 2008, the Account adopted authoritative guidance that defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. As defined in the guidance, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date and, therefore, represents an exit price, not an entry price. There is a three-level hierarchy for valuing assets or liabilities at fair value based on whether inputs are observable or unobservable.

• Level 1-

includes assets valued using inputs that are quoted prices in active markets for identical assets. Level 1 securities include highly liquid U.S. Treasury securities, certain common stocks, mutual funds, and cash and cash equivalents.

• Level 2-

includes assets valued using inputs that are quoted prices for similar assets in an active market, quoted prices for identical or similar assets in a market that is not active, observable inputs, or observable inputs that can be corroborated by market data.

• Level 3-	includes assets valued using unobservable inputs that are used in model- based valuations that contain management assumptions.
     At each reporting date, the Account classifies assets into three input levels based on the lowest level of input that is significant to the measurement of fair value for each asset reported at fair value. The Account’s assessment of the significance of a particular input to the fair value measurement and the ultimate classification of each asset requires judgment. Investments in portfolio shares are valued using the net asset value of the respective portfolios at the end of each New York Stock Exchange business day, as determined by the respective underlying fund manager. The Account includes these prices in the amounts disclosed in Level 1 of the hierarchy.
     The following table presents the Accounts’ assets that are measured at fair value on a recurring basis and are categorized using the fair value hierarchy.

FAIR VALUE MEASUREMENTS USING

	TOTAL AS OF 12/31/2009	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

ASSETS:
Mutual Funds	$5,566,447	$5,566,447	$—	$—

     In February 2007, the FASB issued authoritative guidance which allows entities to choose to measure many financial instruments and certain other items, including insurance contracts, at fair value (on an instrument-by-instrument basis) that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The Account adopted the guidance on January 1, 2008. The Account did not elect any additional fair value options for any of the Account’s financial assets or liabilities.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Washington National Insurance Company and Contract Owners of Separate Account 1 of Washington National Insurance Company

          In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Separate Account 1 of Washington National Insurance Company (the “Account”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Account’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio shares owned at December 31, 2009 by correspondence with the underlying investment fund’s transfer agent, provide a reasonable basis for our opinion.

Indianapolis, Indiana
February 26, 2010

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Separate Account 1 of
Washington National Insurance Company
SPONSOR
Washington National Insurance Company – Carmel, Indiana.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP – Indianapolis, Indiana.

Washington National Insurance Company is an indirect wholly owned subsidiary of Conseco, Inc., a financial services organization headquartered in Carmel, Indiana. Conseco, Inc., through its subsidiary companies, is one of middle America’s leading sources for insurance, investment and lending products, helping 13 million customers step up to a better, more secure future.

WASHINGTON NATIONAL INSURANCE COMPANY
11825 North Pennsylvania Street
Carmel, Indiana 46032

© 2009 Washington National Insurance Company

www.conseco.com